UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 26, 2014

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On August 26, 2014, Helen of Troy Limited (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”).  The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.                                      Setting of the number of director positions at eight and the election of the eight nominees to the Company’s Board of Directors.

2.                                      An advisory vote on the Company’s executive compensation.

3.                                      Approval of the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan.

4.                                      Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s eight nominees for director were each elected to serve a one-year term. The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Gary B. Abromovitz	24,629,221	818,677	17,294	2,047,944
John B. Butterworth	24,986,537	464,061	14,594	2,047,944
Alexander M. Davern	25,412,555	36,043	16,594	2,047,944
Timothy F. Meeker	25,062,624	385,954	16,614	2,047,944
Julien R. Mininberg	25,032,023	415,945	17,224	2,047,944
Beryl B. Raff	25,412,754	35,914	16,524	2,047,944
William F. Susetka	25,303,530	145,087	16,575	2,047,944
Darren G. Woody	25,060,386	387,760	17,046	2,047,944

Advisory Vote to Approve the Compensation of our Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
24,926,421	421,243	117,528	2,047,944

Approval of the Helen of Troy Amended and Restated 2011 Annual Incentive Plan

The proposal to approve the Helen of Troy Amended and Restated 2011 Annual Incentive Plan was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
24,677,743	723,990	63,459	2,047,944

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved.  The votes were cast as follows:

For	Against	Abstain
27,461,656	24,978	26,502

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: September 2, 2014	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer